[LOGO] Merrill Lynch  Investment Managers                        www.mlim.ml.com

Annual Report

June 30, 2002

Mercury Low
Duration Fund

IMPORTANT TAX INFORMATION (UNAUDITED)

Of the net investment income distributions paid monthly by Mercury Low Duration Fund during the fiscal year ended June 30, 2002, 8.28% is attributable to income from Federal obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro rata basis.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.


                   June 30, 2002 (2) Mercury Low Duration Fund

DEAR SHAREHOLDER

Investment Environment

We are pleased to present to you this annual report of Mercury Low Duration Fund for the fiscal year ended June 30, 2002. At the end of June 2002, it was evident that the U.S. economy took a back seat to a series of events and world issues. The threat of further terrorism in the United States, a potential nuclear conflict between Pakistan and India, accounting transparency, the lack of corporate governance, Securities and Exchange Commission inquiries and the fallout from the Enron Corporation scandal are some of the major issues that overshadowed the economy. During the last week of the period, moreover, WorldCom, Inc. announced a $3.8 billion restatement of financial results, whereby the company was booking certain expenses as capital expenditures and amortizing them over a number of years instead of expensing them as they occurred. This revelation continued to send shock waves through the financial community and will probably result in further government regulation and oversight committees for Corporate America.

Given all of these uncertainties it appears that the U.S. equity markets are suffering the most with the Dow Jones Industrial Average, Standard & Poor's 500 and NASDAQ Composite Index down approximately 10%, 18% and 32%, respectively, for the 12-month period ended June 30, 2002. In this environment, the fixed income markets along with gold prices have been the main beneficiaries as the broad fixed income indexes posted gains of 8.5%, while gold prices have advanced more than 18% for the same 12-month period.

During the 12-month period ended June 30, 2002, the U.S. economy appeared to grow in excess of 2% after a surprisingly weak first-half year. The U.S. economy proved remarkably resilient after the events of September 11, 2001. The United States technically avoided a recession but corporate profitability has de-coupled from the real economy as profits continue to be pressured while economic growth appears to show solid gains. Gross domestic product (GDP) growth in the first quarter of 2002 was recently revised to 6.1%, and based on economic releases during the second quarter, growth should moderate to 2.5%-3% for the second quarter. The restocking of inventories should add less to growth in the second quarter than in the first quarter but consumers continue to do more than their part to add to growth. The U.S. consumer has proven remarkably resilient during the last 12 months, as personal consumption, which comprises the majority of gross domestic product, should exceed 3% for the first two quarters of 2002. This is an impressive figure given the rise in unemployment and the reduction of wealth that has occurred in the equity markets. One reason consumer spending has remained so strong lies in the housing market, which has defied gravity and continued to show impressive gains during the period. Housing starts, new home sales and the mortgage refinancing index have all continued to grow at above-average levels. In addition, more recently the Mortgage Bankers Association index of new applications hit an all-time high, suggesting that the housing sector should continue to add to growth.


                   June 30, 2002 (3) Mercury Low Duration Fund

The manufacturing sector also appears to be on a solid recovery path as the index of the Institute for Supply Management (ISM) released for June 2002 came in at 56.2 and the service sector of the ISM index came in at 60.1 as of May 31, 2002. As long as these indicators stay above 50, they should continue to add growth. Durable goods orders rose in excess of 1%, further suggesting that an economic recovery is well underway. Non-defense capital goods new orders have also been improving, rising 10% for the nine months ended May 31, 2002. This increase suggests that perhaps the much-needed increase in capital expenditures is just around the corner. However, it appears that business leaders are more pessimistic than economists and investors, and this could prove problematic for any major resumption of business spending. We agree with Federal Reserve Board Chairman Alan Greenspan's recent view on this topic when he stated, "This dichotomy is going to be resolved more in terms of the business community coming closer to the economists."

The most recent decline of the U.S. dollar has some serious implications for U.S. financial assets. The U.S. economy has been running a current account deficit in excess of 4% of GDP. History suggests that this cannot be sustained, and there needs to be some adjustment once we cross this 4% threshold for an extended period. More importantly, once investors believe that the return on capital in the United States may not be as competitive with alternatives found around the world, then the U.S. dollar (and financial assets) will suffer as a consequence. We simply view the most recent U.S. dollar weakness as a necessary decline and adjustment to reflect a more even balance of return on investment from the lofty expectations investors had for U.S. financial assets during the late 1990s.

Fiscal Year in Review

For the 12-month period ended June 30, 2002, the Fund's Class I, Class A, Class B and Class C Shares had total returns of +4.74%, +4.47%, +3.87% and +4.05%, respectively. These returns underperformed the +6.65% return of the Fund's unmanaged benchmark, the Merrill Lynch 1-3 Year U.S. Treasury Note Index.
(Fund results do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 7-10 of this report to shareholders.)

During the 12-month period ended June 30, 2002, we positioned the Portfolio to benefit from a cyclical recovery. Thus, we remained overweighted in the corporate market and positioned the overall duration profile with a bias to being slightly shorter than the Merrill Lynch 1-3 Year U.S. Treasury Note Index. Specifically, we increased our exposure to the corporate sector from 26% of total assets to 32% of total assets. Sectors within the corporate market where we added exposure included autos, real estate investment trusts, finance companies and banks. Sectors where we reduced exposure included amortizing asset classes such as agency mortgage-backed securities and non-agency mortgage-backed securities. We reduced exposure in these sectors from 11% to 8% of total assets and from 12% to 10%, respectively. We believed that the yield curve would remain steep and benefit non-amortizing assets (corporates) as the Federal Reserve Board was more


                   June 30, 2002 (4) Mercury Low Duration Fund inclined to remain cautious and allow the economy to gain momentum before actually tightening monetary policy. This created an environment where investors were likely to be rewarded from strategies that took advantage of this view. Thus, we concentrated on asset classes that had yield curve roll-down potential.

Unfortunately, the Fund did not avoid all of the minefields that surfaced during the period. Any exposure to the telecommunications, technology or pipeline sectors in the last 12 months proved detrimental to performance. The Fund lost approximately 125 basis points (1.25%) as a result of our exposure to the telecommunications sector. At June 30, 2002, we are continuing to hold positions in this sector because we ultimately believe that we will extract more value out of the debt securities than the market's current valuation.

During the second half of the fiscal year, we pared back the Portfolio's duration profile relative to the Fund's benchmark. Throughout the second half of 2001, we maintained the Portfolio's duration at either neutral to the benchmark or slightly long, while during the first half of 2002 we maintained a duration profile that was neutral to slightly short. Going forward, we anticipate positioning the Portfolio to be relatively risk neutral across all investment disciplines.

In Conclusion

We appreciate your support of Mercury Low Duration Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn          /s/ Patrick Maldari        /s/ James J. Pagano

Terry K. Glenn              Patrick Maldari            James J. Pagano
President and Trustee       Portfolio Manager          Portfolio Manager

August 8, 2002

We are pleased to announce that James J. Pagano has been named Portfolio Manager of Mercury Low Duration Fund and is responsible for the day-to-day operations of the Fund along with Patrick Maldari. Mr. Pagano has been employed by Merrill Lynch Investment Managers, L.P. since 1997.


                   June 30, 2002 (5) Mercury Low Duration Fund

PROXY RESULTS

During the six-month period ended June 30, 2002, Mercury Low Duration Fund's shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 15, 2002. A description of the proposal and number of shares voted are as follows:

                                                Shares Voted   Shares Withheld
                                                      For        From Voting
--------------------------------------------------------------------------------
1. To elect the Fund's Board of Trustees:
                  Terry K. Glenn                  11,821,447       150,822
                  James H. Bodurtha               11,822,183       150,086
                  Joe Grills                      11,811,325       160,944
                  Herbert I. London               11,821,002       151,267
                  Andre F. Perold                 11,823,514       148,755
                  Roberta Cooper Ramo             11,801,859       170,410
                  Robert S. Salomon, Jr.          11,821,577       150,692
                  Melvin R. Seiden                11,806,970       165,299
                  Stephen B. Swensrud             11,810,799       161,470
--------------------------------------------------------------------------------

During the six-month period ended June 30, 2002, Fund Asset Management Master Trust's shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 15, 2002. A description of the proposal and number of shares voted are as follows:

                                                  Shares Voted   Shares Withheld
                                                       For        From Voting
--------------------------------------------------------------------------------
1. To elect the Master Trust's Board of Trustees:
   Terry K. Glenn, James H. Bodurtha, Joe Grills,
   Herbert I. London, Andre F. Perold, Roberta
   Cooper Ramo, Robert S. Salomon, Jr., Melvin
   R. Seiden and Stephen B. Swensrud                32,663,096       396,947
--------------------------------------------------------------------------------


                   June 30, 2002 (6) Mercury Low Duration Fund

FUND PERFORMANCE DATA

ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 3% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 3% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.65% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately 10 years.

CLASS C SHARES are subject to a distribution fee of 0.65% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Portfolio's investment adviser pays annual operating expenses of the Fund's Class I, Class A, Class B and Class C Shares in excess of .58%, .83%, 1.48% and 1.48%, respectively, of the average net assets of each class. If the investment adviser did not pay such expenses, net returns would be lower. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


                   June 30, 2002 (7) Mercury Low Duration Fund

RECENT PERFORMANCE RESULTS
================================================================================
                         6-Month       12-Month   Since Inception  Standardized
As of June 30, 2002   Total Return   Total Return   Total Return   30-Day Yield
--------------------------------------------------------------------------------
Class I*                  +1.15%        +4.74%          +84.32%        3.88%
--------------------------------------------------------------------------------
Class A*                  +0.93         +4.47           +16.78         3.63
--------------------------------------------------------------------------------
Class B*                  +0.75         +3.87           + 9.28         3.10
--------------------------------------------------------------------------------
Class C*                  +0.64         +4.05           +12.70         2.97
--------------------------------------------------------------------------------
Merrill Lynch 1-3
Year U.S. Treasury
Note Index**              +2.38         +6.65   +69.64/+20.46/+13.27     --
--------------------------------------------------------------------------------

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. Class I Shares commenced operations on 5/18/93; Class A Shares on 9/24/99; and Class B and Class C Shares on 10/06/00.
** This unmanaged Index is comprised of Treasury securities with maturities of one-to-three years. Since inception total returns are from 5/31/93, 9/30/99 and 10/31/00, respectively.

AVERAGE ANNUAL TOTAL RETURN
================================================================================
                                                     % Return        % Return
                                                   Without Sales    With Sales
Class I Shares*                                       Charge         Charge**
--------------------------------------------------------------------------------
One Year Ended 6/30/02                                +4.74%          +1.60%
--------------------------------------------------------------------------------
Five Years Ended 6/30/02                               +5.66           +5.01
--------------------------------------------------------------------------------
Inception (5/18/93) through 6/30/02                    +6.93           +6.58
--------------------------------------------------------------------------------

 *    Maximum sales charge is 3.00%.
**    Assuming maximum sales charge.

                                                     % Return        % Return
                                                   Without Sales    With Sales
Class A Shares*                                       Charge         Charge**
--------------------------------------------------------------------------------
One Year Ended 6/30/02                                +4.47%          +1.34%
--------------------------------------------------------------------------------
Inception (9/24/99) through 6/30/02                    +5.76           +4.60
--------------------------------------------------------------------------------

 *    Maximum sales charge is 3.00%.
**    Assuming maximum sales charge.


                   June 30, 2002 (8) Mercury Low Duration Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT
================================================================================

Class I Shares

A line graph depicting the growth of an investment in the Fund's Class I Shares compared to growth of an investment in the Merrill Lynch 1-3 Year U.S. Treasury
Note Index. Values are from May 18, 1993 through June 2002:

                              5/18/93**   6/93        6/94       6/95       6/96       6/97
Mercury Low Duration
Fund+--
Class I Shares*               $ 9,700     $ 9,751     $10,632    $11,721    $12,599    $13,580

                              6/98        6/99        6/00       6/01       6/02
Mercury Low Duration
Fund+--
Class I Shares*               $14,524     $15,009     $15,818    $17,102    $17,874

                              5/28/93**   6/93        6/94       6/95       6/96       6/97
Merrill Lynch 1-3 Year
U.S. Treasury Note Index++    $10,000     $10,074     $10,236    $11,027    $11,629    $12,393

                              6/98        6/99        6/00       6/01       6/02
Merrill Lynch 1-3 Year
U.S. Treasury Note Index++    $13,236     $13,908     $14,591    $15,907    $16,965

Class A Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Merrill Lynch 1-3 Year U.S. Treasury
Note Index. Values are from September 24, 1999 through June 2002:

                                  9/24/99**         6/00             6/01              6/02
Mercury Low Duration Fund+--
Class A Shares*                   $9,700            $10,070          $10,830           $11,326

                                  9/30/99**         6/00             6/01              6/02
Merrill Lynch 1-3 Year
U.S. Treasury Note Index++        $10,000           $10,361          $11,296           $12,047

 * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
 + Effective October 6, 2000, the Fund invests all of its assets in Low Duration Master Portfolio of Fund Asset Management Master Trust. The Portfolio invests in bonds of varying maturities with a portfolio duration of one to three years.
++ This unmanaged Index is comprised of Treasury securities with maturities of one-to-three years, which are guaranteed as to the timely payment of principal and interest by the U.S. government.

      Past performance is not indicative of future results.


                  June 30, 2002 (9) Mercury Low Duration Fund

FUND PERFORMANCE DATA (CONCLUDED)

TOTAL RETURN BASED ON A $10,000 INVESTMENT
================================================================================

Class B & Class C Shares

A line graph depicting the growth of an investment in the Fund's Class B & Class C Shares compared to growth of an investment in the Merrill Lynch 1-3 Year U.S. Treasury Note Index. Values are from October 6, 2000 through June 2002:

                                                     10/06/00**           6/01              6/02
Mercury Low Duration Fund+--
Class B Shares*                                      $10,000              $10,516           $10,525

Mercury Low Duration Fund+--
Class C Shares*                                      $10,000              $10,510           $11,265

                                                     10/31/00**           6/01              6/02
Merrill Lynch 1-3 Year U.S. Treasury Note Index++    $10,000              $10,620           $11,326

 * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
 + The Fund invests all of its assets in Low Duration Master Portfolio of Fund Asset Management Master Trust. The Portfolio invests in bonds of varying maturities with a portfolio duration of one to three years.
++ This unmanaged Index is comprised of Treasury securities with maturities of one-to-three years, which are guaranteed as to the timely payment of principal and interest by the U.S. government.

      Past performance is not indicative of future results.

AVERAGE ANNUAL TOTAL RETURN
================================================================================
                                                     % Return        % Return
                                                      Without          With
Class B Shares*                                        CDSC           CDSC**
--------------------------------------------------------------------------------
One Year Ended 6/30/02                                +3.87%          -0.11%
--------------------------------------------------------------------------------
Inception (10/06/00) through 6/30/02                   +5.25           +3.01
--------------------------------------------------------------------------------

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**    Assuming payment of applicable contingent deferred sales charge.

                                                     % Return        % Return
                                                      Without          With
Class C Shares*                                        CDSC           CDSC**
--------------------------------------------------------------------------------
One Year Ended 6/30/02                                +4.05%          +3.05%
--------------------------------------------------------------------------------
Inception (10/06/00) through 6/30/02                   +7.14           +7.14
--------------------------------------------------------------------------------

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**    Assuming payment of applicable contingent deferred sales charge.


                  June 30, 2002 (10) Mercury Low Duration Fund

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2002
--------------------------------------------------------------------------------

MERCURY LOW DURATION FUND
================================================================================

Assets:

Investment in Low Duration Master Portfolio, at value
  (identified cost--$188,388,098)                                                         $ 187,402,184
Prepaid registration fees                                                                        14,039
                                                                                          -------------
Total assets                                                                                187,416,223
                                                                                          -------------
-------------------------------------------------------------------------------------------------------

Liabilities:

Payables:
  Dividends to shareholders                                               $     195,399
  Administrator                                                                  18,413
  Distributor                                                                     3,148         216,960
                                                                          -------------
Accrued expenses                                                                                214,125
                                                                                          -------------
Total liabilities                                                                               431,085
                                                                                          -------------
-------------------------------------------------------------------------------------------------------

Net Assets:

Net assets                                                                                $ 186,985,138
                                                                                          =============
-------------------------------------------------------------------------------------------------------

Net Assets Consist of:

Paid-in capital                                                                           $ 198,995,517
Undistributed investment income--net                                      $     115,550
Accumulated realized capital losses on investments and
  foreign currency transactions from the Portfolio--net                     (11,140,015)
Unrealized depreciation on investments
  from the Portfolio--net                                                      (985,914)
                                                                          -------------
Total accumulated losses--net                                                               (12,010,379)
                                                                                          -------------
Net assets                                                                                $ 186,985,138
                                                                                          =============
-------------------------------------------------------------------------------------------------------

Net Asset Value:

Class I+--Based on net assets of $174,939,399 and
  17,803,611 shares outstanding                                                           $        9.83
                                                                                          =============
Class A+--Based on net assets of $10,575,859 and
  1,074,992 shares outstanding                                                            $        9.84
                                                                                          =============
Class B+--Based on net assets of $980,405 and 99,937 shares outstanding                   $        9.81
                                                                                          =============
Class C+--Based on net assets of $489,475 and 48,617 shares outstanding                   $       10.07
                                                                                          =============
-------------------------------------------------------------------------------------------------------

+     Unlimited shares of no par value authorized.

      See Notes to Financial Statements.


                  June 30, 2002 (11) Mercury Low Duration Fund

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2002
--------------------------------------------------------------------------------

MERCURY LOW DURATION FUND
================================================================================

Investment Income from the Portfolio--Net:

Net investment income allocated from the Portfolio:
  Interest                                                                   $ 12,454,147
  Dividends                                                                       185,319
  Expenses                                                                       (729,443)
                                                                             ------------
Net investment income from the Portfolio                                       11,910,023
                                                                             ------------
-----------------------------------------------------------------------------------------

Expenses:

Administration fees                                          $    573,071
Transfer agent fees--Class I                                      182,996
Printing and shareholder reports                                   84,073
Registration fees                                                  50,685
Account maintenance fees--Class A                                  46,347
Professional fees                                                  29,778
Transfer agent fees--Class A                                       16,536
Account maintenance and distribution fees--Class B                  4,111
Account maintenance and distribution fees--Class C                  1,968
Transfer agent fees--Class B                                          512
Transfer agent fees--Class C                                          192
Other                                                              10,430
                                                             ------------
Total expenses before reimbursement                             1,000,699
Reimbursement of expenses                                        (348,267)
                                                             ------------
Total expenses after reimbursement                                                652,432
                                                                             ------------
Investment income--net                                                         11,257,591
                                                                             ------------
-----------------------------------------------------------------------------------------

Realized & Unrealized Gain (Loss) from the Portfolio--Net:

Realized gain (loss) from the Portfolio on:
  Investments--net                                              1,834,351
  Foreign currency transactions--net                              (87,911)      1,746,440
                                                             ------------
Change in unrealized appreciation/depreciation on
  investments from the Portfolio--net                                          (1,384,458)
                                                                             ------------
Total realized and unrealized gain from the Portfolio--net                        361,982
                                                                             ------------
Net Increase in Net Assets Resulting from Operations                         $ 11,619,573
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements


                  June 30, 2002 (12) Mercury Low Duration Fund

STATEMENTS OF CHANGES IN NET ASSETS

MERCURY LOW DURATION FUND
================================================================================

                                                           For the Year Ended June 30,
                                                         ------------------------------
 Increase (Decrease) in Net Assets:                           2002             2001+
 --------------------------------------------------------------------------------------
 Operations:

 Investment income--net                                  $  11,257,591    $  21,674,059
 Realized gain (loss) on investments, foreign currency
   transactions and from the Portfolio--net                  1,746,440       (3,082,359)
 Change in unrealized appreciation/depreciation on
   investments and from the Portfolio--net                  (1,384,458)       6,240,289
                                                         ------------------------------
 Net increase in net assets resulting from operations       11,619,573       24,831,989
                                                         ------------------------------
 --------------------------------------------------------------------------------------

 Dividends to Shareholders:

 Investment income--net:
   Class I                                                 (10,781,629)     (20,710,137)
   Class A                                                    (874,516)      (1,157,152)
   Class B                                                     (24,340)          (1,911)
   Class C                                                      (8,314)            (489)
                                                         ------------------------------
 Net decrease in net assets resulting from dividends
   to shareholders                                         (11,688,799)     (21,869,689)
                                                         ------------------------------
 --------------------------------------------------------------------------------------

 Capital Share Transactions:

 Net decrease in net assets derived from capital
   share transactions                                     (106,951,092)     (69,698,111)
                                                         ------------------------------
 --------------------------------------------------------------------------------------

 Net Assets:

 Total decrease in net assets                             (107,020,318)     (66,735,811)
 Beginning of year                                         294,005,456      360,741,267
                                                         ------------------------------
 End of year*                                            $ 186,985,138    $ 294,005,456
                                                         ==============================
 --------------------------------------------------------------------------------------
*Undistributed investment income--net                    $     115,550    $     759,925
                                                         ==============================
 --------------------------------------------------------------------------------------

+ On October 6, 2000, the Fund converted from a fund of a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Portfolio, a fund of the Master Trust that has the same investment objective as the Fund. All investments will be made at the Portfolio level. This structure is sometimes called a "master/feeder" structure.

      See Notes to Financial Statements.


                  June 30, 2002 (13) Mercury Low Duration Fund

FINANCIAL HIGHLIGHTS

MERCURY LOW DURATION FUND
================================================================================

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                               Class I+
                                                 -------------------------------------------------------------------
                                                                       For the Year Ended June 30,
                                                 -------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:             2002           2001**         2000          1999          1998
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of year               $    9.87      $    9.78      $    9.91     $   10.20     $   10.23
                                                 -------------------------------------------------------------------
Investment income--net                                 .49@           .67            .65           .60           .66
Realized and unrealized gain (loss) on
  investments, foreign currency
  transactions and from the Portfolio--net            (.03)           .08           (.13)         (.28)          .05
                                                 -------------------------------------------------------------------
Total from investment operations                       .46            .75            .52           .32           .71
                                                 -------------------------------------------------------------------
Less dividends and distributions:
  Investment income--net                              (.50)          (.66)          (.65)         (.59)         (.68)
  Realized gain on investments--net                     --             --             --          (.02)         (.06)
                                                 -------------------------------------------------------------------
Total dividends and distributions                     (.50)          (.66)          (.65)         (.61)         (.74)
                                                 -------------------------------------------------------------------
Net asset value, end of year                     $    9.83      $    9.87      $    9.78     $    9.91     $   10.20
                                                 ===================================================================
--------------------------------------------------------------------------------------------------------------------

Total Investment Return:*

Based on net asset value per share                   4.74%          7.93%          5.40%         3.15%         7.19%
                                                 ===================================================================
--------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses, net of reimbursement++                      .58%           .58%           .58%          .58%          .58%
                                                 ===================================================================
Expenses++                                            .73%           .74%           .72%          .64%          .65%
                                                 ===================================================================
Investment income--net                               4.93%          6.67%          6.43%         5.71%         6.46%
                                                 ===================================================================
--------------------------------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of year (in thousands)           $ 174,939      $ 260,593      $ 344,734     $ 409,987     $ 253,151
                                                 ===================================================================
Portfolio turnover                                      --             --           182%          201%          119%
                                                 ===================================================================
--------------------------------------------------------------------------------------------------------------------

 * Total investment returns exclude the effects of sales charges. The Portfolio's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
** On October 6, 2000, the Fund converted from a fund of a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Portfolio, a fund of the Master Trust that has the same investment objective as the Fund. All investments will be made at the Portfolio level. This structure is sometimes called a "master/feeder" structure.
 +    Prior to October 6, 2000, Class I Shares were designated Investor Class
      Shares.
++    Includes the Fund's share of the Portfolio's allocated expenses.
 @    Based on average shares outstanding.

      See Notes to Financial Statements.


                  June 30, 2002 (14) Mercury Low Duration Fund

MERCURY LOW DURATION FUND
================================================================================

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                      Class A++
                                                   ---------------------------------------------
                                                      For the Year Ended         For the Period
                                                            June 30,             Sept. 24, 1999+
                                                   -------------------------       to June 30,
Increase (Decrease) in Net Asset Value:              2002            2001***          2000
------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period               $   9.88        $   9.79       $         9.95
                                                   ---------------------------------------------
Investment income--net                                  .50@@           .60                  .51
Realized and unrealized gain (loss) on
  investments, foreign currency
  transactions and from the Portfolio--net             (.06)            .13                 (.14)
                                                   ---------------------------------------------
Total from investment operations                        .44             .73                  .37
                                                   ---------------------------------------------
Less dividends to shareholders from
  investment income--net                               (.48)           (.64)                (.53)
                                                   ---------------------------------------------
Net asset value, end of period                     $   9.84        $   9.88       $         9.79
                                                   =============================================
------------------------------------------------------------------------------------------------

Total Investment Return:**

Based on net asset value per share                    4.47%           7.68%                3.83%@
                                                   =============================================
------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses, net of reimbursement+++                      .83%            .83%                 .83%*
                                                   =============================================
Expenses+++                                            .98%           1.02%                 .98%*
                                                   =============================================
Investment income--net                                4.80%           6.09%                6.48%*
                                                   =============================================
------------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)           $ 10,576        $ 33,312       $       16,007
                                                   =============================================
Portfolio turnover                                       --              --                 182%
                                                   =============================================
------------------------------------------------------------------------------------------------

   *  Annualized.
  ** Total investment returns exclude the effects of sales charges. The Portfolio's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
 *** On October 6, 2000, the Fund converted from a fund of a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Portfolio, a fund of the Master Trust that has the same investment objective as the Fund. All investments will be made at the Portfolio level. This structure is sometimes called a "master/feeder" structure.
   +  Commencement of operations.
  ++ Prior to October 6, 2000, Class A Shares were designated Distributor Class Shares.
 +++  Includes the Fund's share of the Portfolio's allocated expenses.
   @  Aggregate total investment return.
  @@  Based on average shares outstanding.

      See Notes to Financial Statements.


                  June 30, 2002 (15) Mercury Low Duration Fund

MERCURY LOW DURATION FUND
================================================================================

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                         Class B
                                                             --------------------------------
                                                              For the          For the Period
                                                             Year Ended        Oct. 6, 2000+
                                                              June 30,          to June 30,
Increase (Decrease) in Net Asset Value:                         2002               2001
---------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                         $     9.86        $         9.81
                                                             --------------------------------
Investment income--net                                              .39@@                 .42
Realized and unrealized gain on investments and foreign
  currency transactions from the Portfolio--net                    (.01)                  .08
                                                             --------------------------------
Total from investment operations                                    .38                   .50
                                                             --------------------------------
Less dividends to shareholders from investment income--net         (.43)                 (.45)
                                                             --------------------------------
Net asset value, end of period                               $     9.81        $         9.86
                                                             ================================
---------------------------------------------------------------------------------------------

Total Investment Return:**

Based on net asset value per share                                3.87%                 5.22%@
                                                             ================================
---------------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses, net of reimbursement++                                  1.26%                 1.48%*
                                                             ================================
Expenses++                                                        1.41%                 1.64%*
                                                             ================================
Investment income--net                                            3.99%                 5.33%*
                                                             ================================
---------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)                     $      980        $           72
                                                             ================================
---------------------------------------------------------------------------------------------

 *    Annualized.
** Total investment returns exclude the effects of sales charges. The Portfolio's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
 +    Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
 @    Aggregate total investment return.
@@    Based on average shares outstanding.

      See Notes to Financial Statements.


                  June 30, 2002 (16) Mercury Low Duration Fund

FINANCIAL HIGHLIGHTS (CONCLUDED)

MERCURY LOW DURATION FUND
================================================================================

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                          Class C
                                                             --------------------------------
                                                              For the          For the Period
                                                             Year Ended        Oct. 6, 2000+
                                                              June 30,          to June 30,
Increase (Decrease) in Net Asset Value:                         2002                2001
---------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period                         $    10.12        $         9.81
                                                             --------------------------------
Investment income--net                                              .30@@                 .44
Realized and unrealized gain on investments and foreign
  currency transactions from the Portfolio--net                     .10                   .36
                                                             --------------------------------
Total from investment operations                                    .40                   .80
                                                             --------------------------------
Less dividends to shareholders from investment income--net         (.45)                 (.49)
                                                             --------------------------------
Net asset value, end of period                               $    10.07        $        10.12
                                                             ================================
---------------------------------------------------------------------------------------------

Total Investment Return:**

Based on net asset value per share                                4.05%                 8.31%@
                                                             ================================
---------------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses, net of reimbursement++                                  1.43%                  .96%*
                                                             ================================

Expenses++                                                        1.58%                 1.21%*
                                                             ================================
Investment income--net                                            3.55%                 5.50%*
                                                             ================================
---------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)                     $      490        $           28
                                                             ================================
---------------------------------------------------------------------------------------------

 *    Annualized.
** Total investment returns exclude the effects of sales charges. The Portfolio's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
 +    Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
 @    Aggregate total investment return.
@@    Based on average shares outstanding.

      See Notes to Financial Statements.


                  June 30, 2002 (17) Mercury Low Duration Fund

      NOTES TO FINANCIAL STATEMENTS

      MERCURY LOW DURATION FUND

(1)   Significant Accounting Policies:

      Mercury Low Duration Fund (the "Fund") is a fund of Mercury Funds II (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, which is organized as a Massachusetts business trust. The Fund seeks to achieve its investment objective by investing all of its assets in Low Duration Master Portfolio ("the Portfolio"), of Fund Asset Management Master Trust, which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The percentage of the Portfolio owned by the Fund at June 30, 2002 was 36.6%. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares, and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

      (a) Valuation of investments--The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      (b) Investment income and expenses--The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

      (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

      (d) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.


                  June 30, 2002 (18) Mercury Low Duration Fund

      (e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

      (f) Investment transactions--Investment transactions in the Portfolio are accounted for on a trade date basis.

      (g) Expenses--Common expenses incurred by the Trust are allocated among the funds based upon: (i) relative net assets; (ii) as incurred on a specific identification basis; or (iii) evenly among the funds, depending on the nature of the expenditure.

      (h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $104,826 have been reclassified between paid-in capital in excess of par and accumulated net realized capital losses and $213,167 has been reclassified between undistributed net investment income and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.

(2)   Transactions with Affiliates:

      The Trust on behalf of the Fund has entered into an Administrative Services Agreement with Fund Asset Management, L.P., doing business as Mercury Advisors. The general partner of Mercury Advisors is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. Mercury Advisors has contractually agreed to pay all operating expenses of Class I, Class A, Class B and Class C Shares in excess of .58%, .83%, 1.48% and 1.48%, respectively, as applied to the daily net assets of each class through June 30, 2002. For the year ended June 30, 2002, Mercury Advisors earned fees of $573,071, of which $348,267 was waived.

      The Trust on behalf of the Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), an indirect, wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                           Account             Distribution
                                        Maintenance Fee             Fee
      --------------------------------------------------------------------------
      Class A                                 .25%                  --
      --------------------------------------------------------------------------
      Class B                                 .25%                 .65%
      --------------------------------------------------------------------------
      Class C                                 .25%                 .65%
      --------------------------------------------------------------------------


                  June 30, 2002 (19) Mercury Low Duration Fund

      NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

      Pursuant to a sub-agreement with the Distributor, selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders. The Fund did not accrue Class B and Class C distribution fees for a portion of the year ended June 30, 2002.

      For the year ended June 30, 2002, FAMD earned underwriting discounts and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned dealer concessions on sales of the Fund's Class A Shares as follows:

                                                 FAMD                MLPF&S
      --------------------------------------------------------------------------
      Class A                                   $1,914               $11,237
      --------------------------------------------------------------------------

      For the year ended June 30, 2002, MLPF&S received contingent deferred sales charges of $124 and $99 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $4,582 relating to transactions subject to front-end sales charges waivers in Class A Shares.

      Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

      Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Advisors, PSI, FAMD, FDS, and/or ML & Co.

      Certain authorized agents of the Fund charge a fee for accounting and shareholder services that they provide to the Fund on behalf of certain shareholders; the portion of this fee paid by the Fund is included within Transfer agent fees in the Statement of Operations.

(3)   Investments:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended June 30, 2002 were $123,311,064 and $242,465,560, respectively.

(4)   Capital Share Transactions:

      Net decrease in net assets derived from capital share transactions was $106,951,092 and $69,698,111 for the years ended June 30, 2002 and June 30, 2001, respectively.

      Transactions in capital shares for each class were as follows:

      Class I Shares for the Year
      Ended June 30, 2002                             Shares      Dollar Amount
      -------------------------------------------------------------------------
      Shares sold                                     3,027,446   $  30,012,894
      Shares issued to shareholders in reinvestment
        of dividends                                    981,346       9,738,463
                                                    ---------------------------
      Total issued                                    4,008,792      39,751,357
      Shares redeemed                               (12,603,002)   (125,193,316)
                                                    ---------------------------
      Net decrease                                   (8,594,210)  $ (85,441,959)
                                                    ===========================
      -------------------------------------------------------------------------


                  June 30, 2002 (20) Mercury Low Duration Fund

      Class I Shares for the Year Ended
      June 30, 2001+                                  Shares      Dollar Amount
      -------------------------------------------------------------------------
      Shares sold                                    37,809,572   $ 362,600,944
      Shares issued to shareholders in reinvestment
        of dividends                                  2,181,630      19,915,545
                                                    ---------------------------
      Total issued                                   39,991,202     382,516,489
      Shares redeemed                               (48,826,472)   (469,710,727)
                                                    ---------------------------
      Net decrease                                   (8,835,270)  $ (87,194,238)
                                                    ===========================
      -------------------------------------------------------------------------

      + Prior to October 6, 2000, Class I Shares were designated Investor Class Shares.

      Class A Shares for the Year
      Ended June 30, 2002                             Shares      Dollar Amount
      -------------------------------------------------------------------------
      Shares sold                                    16,506,665   $ 164,060,841
      Shares issued to shareholders in reinvestment
        of dividends                                     22,851         226,912
                                                    ---------------------------
      Total issued                                   16,529,516     164,287,753
      Shares redeemed                               (18,826,421)   (187,181,990)
                                                    ---------------------------
      Net decrease                                   (2,296,905)  $ (22,894,237)
                                                    ===========================
      -------------------------------------------------------------------------

      Class A Shares for the Year Ended
      June 30, 2001+                                  Shares      Dollar Amount
      -------------------------------------------------------------------------
      Shares sold                                    14,535,942   $ 143,797,046
      Shares issued to shareholders in reinvestment
        of dividends                                     93,758         922,541
                                                    ---------------------------
      Total issued                                   14,629,700     144,719,587
      Shares redeemed                               (12,893,524)   (127,323,773)
                                                    ---------------------------
      Net increase                                    1,736,176   $  17,395,814
                                                    ===========================
      -------------------------------------------------------------------------

      + Prior to October 6, 2000, Class A Shares were designated Distributor Class Shares

      Class B Shares for the Year
      Ended June 30, 2002                             Shares      Dollar Amount
      -------------------------------------------------------------------------
      Shares sold                                        92,930   $     922,889
      Shares issued to shareholders in reinvestment
        of dividends                                        561           5,547
                                                    ---------------------------
      Total issued                                       93,491         928,436
      Shares redeemed                                      (835)         (8,200)
                                                    ---------------------------
      Net increase                                       92,656   $     920,236
                                                    ===========================
      -------------------------------------------------------------------------

      Class B Shares for the Period October 6, 2000+
      to June 30, 2001                                Shares      Dollar Amount
      -------------------------------------------------------------------------
      Shares sold                                         7,280   $      71,716
      Shares issued to shareholders in reinvestment
        of dividends                                          1               4
                                                    ---------------------------
      Net increase                                        7,281   $      71,720
                                                    ===========================
      -------------------------------------------------------------------------

      +     Commencement of operations


                  June 30, 2002 (21) Mercury Low Duration Fund

      NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

      Class C Shares for the Year
      Ended June 30, 2002                             Shares      Dollar Amount
      -------------------------------------------------------------------------
      Shares sold                                       142,355   $   1,441,362
      Shares issued to shareholders in reinvestment
        of dividends                                        419           4,243
                                                    ---------------------------
      Total issued                                      142,774       1,445,605
      Shares redeemed                                   (96,979)       (980,737)
                                                    ---------------------------
      Net increase                                       45,795   $     464,868
                                                    ===========================
      -------------------------------------------------------------------------

      Class C Shares for the Period October 6, 2000+
      to June 30, 2001                                Shares      Dollar Amount
      -------------------------------------------------------------------------
      Shares sold                                         4,227   $      42,498
      Shares issued to shareholders in reinvestment
        of dividends                                          1               7
                                                    ---------------------------
      Total issued                                        4,228          42,505
      Shares redeemed                                    (1,406)        (13,912)
                                                    ---------------------------
      Net increase                                        2,822   $      28,593
                                                    ===========================
      -------------------------------------------------------------------------

      +     Commencement of operations.

(5)   Distributions to Shareholders:

      The tax character of distributions paid during the fiscal years ended June 30, 2002 and June 30, 2001 was as follows:


                                                       6/30/2002     6/30/2001
      -------------------------------------------------------------------------
      Distributions paid from:
        Ordinary income                               $11,688,799   $21,869,689
                                                      -------------------------
      Total taxable distributions                     $11,688,799   $21,869,689
                                                      =========================

      As of June 30, 2002, the components of accumulated losses on a tax basis were as follows:

      ----------------------------------------------------------------------
        Undistributed ordinary income--net                     $     115,550
        Undistributed long-term capital gains--net                        --
                                                               -------------
        Total undistributed earnings--net                            115,550
        Capital loss carryforward                                (11,057,073)*
        Unrealized losses--net                                    (1,068,856)**
                                                               -------------
        Total accumulated losses--net                          $ (12,010,379)
                                                               =============
      ----------------------------------------------------------------------

 * On June 30, 2002, the Fund had a net capital loss carryforward of $11,057,073, of which $723,707 expires in 2007, $3,033,738 expires in
      2008, $6,279,232 expires in 2009 and $1,020,396 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on straddles.


                  June 30, 2002 (22) Mercury Low Duration Fund

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of Mercury Funds II and Shareholders of the Mercury Low Duration Fund:

We have audited the accompanying statement of assets and liabilities of the Mercury Low Duration Fund (one of the portfolios comprising Mercury Funds II) as of June 30, 2002, the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended June 30, 2000, were audited by other auditors, whose report dated August 17, 2000 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mercury Low Duration Fund at June 30, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                  /s/ Ernst & Young LLP

MetroPark, New Jersey
August 20, 2002


                  June 30, 2002 (23) Mercury Low Duration Fund

SCHEDULE OF INVESTMENTS

LOW DURATION MASTER PORTFOLIO
================================================================================

                                                                                 In U.S. Dollars
                        Face                                                     ---------------
Industries             Amount                       Investments                         Value
------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES--31.7%
================================================================================================
Automotive--3.9%                       Ford Motor Credit Company:
                     $3,750,000              5.75% due 2/23/2004                     $ 3,803,771
                      2,000,000              7.50% due 3/15/2005                       2,091,610
                      4,400,000              7.60% due 8/01/2005                       4,619,547
                                       General Motors Acceptance Corp.:
                      5,000,000              7.625% due 6/15/2004                      5,289,845
                      4,000,000              6.85% due 6/17/2004                       4,183,080
                                                                                     -----------
                                                                                      19,987,853
------------------------------------------------------------------------------------------------
Banking--4.4%         5,000,000        Bank of America Corporation,
                                       4.75% due 10/15/2006                            5,021,990
                      5,000,000        First Security Corporation--Delaware,
                                       5.875% due 11/01/2003                           5,199,075
                      5,000,000        US Bancorp, 6.875% due 12/01/2004               5,345,040
                      6,500,000        Wells Fargo Company, 6.625% due 7/15/2004       6,933,817
                                                                                     -----------
                                                                                      22,499,922
------------------------------------------------------------------------------------------------
Cable &               2,940,000        Comcast Cable Communications,
Media--0.5%                            6.375% due 1/30/2006                            2,847,443
------------------------------------------------------------------------------------------------
Defense--0.6%         3,240,000        Litton Industries Inc., 6.05% due 4/15/2003     3,303,135
------------------------------------------------------------------------------------------------
Electric--            1,000,000        Americana Electric Power,
Integrated--0.2%                       5.50% due 5/15/2003                             1,011,356
------------------------------------------------------------------------------------------------
Electronics           2,000,000        Detroit Edison Company,
Distribution--0.4%                     5.05% due 10/01/2005                            2,031,878
------------------------------------------------------------------------------------------------
Financial             5,000,000        Associates Corp. NA, 5.75% due 11/01/2003       5,195,190
Services--10.9%       4,475,000        Bear Stearns Companies Inc.,
                                       6.15% due 3/02/2004                             4,662,981
                     13,100,000        CIT Group Inc., 5.625% due 5/17/2004           12,568,926
                      1,425,000        Citigroup Inc., 5.70% due 2/06/2004             1,482,033
                                       Countrywide Home Loan:
                      1,600,000              5.25% due 5/22/2003                       1,637,158
                      2,400,000              5.25% due 6/15/2004                       2,467,094
                      1,450,000        Donaldson, Lufkin & Jenrette Inc.,
                                       6.875% due 11/01/2005                           1,562,088
                      3,000,000        General Electric Capital Corporation,
                                       4.25% due 1/28/2005                             3,032,652
                      5,700,000        Household Financial Corporation,
                                       6.50% due 1/24/2006                             5,827,600
                      5,000,000        International Lease Finance Corporation,
                                       5.50% due 6/07/2004                             5,153,955
                      5,000,000        Lehman Brothers Holdings, Inc.,
                                       6.625% due 4/01/2004                            5,244,750


                  June 30, 2002 (24) Mercury Low Duration Fund


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                                In U.S. Dollars
                                      Face                                                      ---------------
Industries                           Amount                       Investments                        Value
---------------------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (concluded)
===============================================================================================================
Financial                                            Pemex Finance Ltd.:
Services                          $   324,000              9.14% due 8/15/2004                     $    343,194
(concluded)                         3,095,414              8.45% due 2/15/2007                        3,347,999
                                    3,350,000        Salomon Inc., 6.75% due 8/15/2003                3,499,209
                                                                                                   ------------
                                                                                                     56,024,829
---------------------------------------------------------------------------------------------------------------
Food                                5,000,000        Pepsi Bottling Holdings Inc.,
Distribution--1.0%                                   5.375% due 2/17/2004                             5,168,915
---------------------------------------------------------------------------------------------------------------
Foods--0.3%                         1,200,000        Conagra Inc., 7.40% due 9/15/2004                1,287,316
---------------------------------------------------------------------------------------------------------------
Government                          2,750,000        Federal Republic of Brazil,
National Bonds--                                     11.625% due 4/15/2004                            2,436,500
Foreign--0.5%
---------------------------------------------------------------------------------------------------------------
Insurance--0.7%                     3,500,000        Marsh & McLennan Companies Inc.,
                                                     6.625% due 6/15/2004                             3,701,583
---------------------------------------------------------------------------------------------------------------
Oil--                               2,400,000        Ashland Inc., 2.491% due 3/07/2003 (a)           2,387,928
Integrated--1.9%                    5,250,000        Occidental Petroleum Corp. (MOPPRS),
                                                     6.40% due 4/01/2003 (a)(f)                       5,384,222
                                    2,000,000        Williams Companies Inc.,
                                                     6.20% due 8/01/2002                              1,980,986
                                                                                                   ------------
                                                                                                      9,753,136
---------------------------------------------------------------------------------------------------------------
Real Estate                         1,000,000        Avalonbay Communities,
Investment                                           6.58% due 2/15/2004                              1,041,665
Trust--5.6%                         5,000,000        Developers Divers Realty,
                                                     6.95% due 7/23/2004                              5,233,485
                                                     Health Care Properties Inc.:
                                      900,000              9% due 3/01/2004                             977,837
                                    3,000,000              7.48% due 4/05/2004                        3,192,960
                                    5,000,000        Nationwide Health Properties,
                                                     6.90% due 10/01/2037                             5,078,870
                                    5,000,000        Security Capital Group, 7.80% due 1/19/2005      5,461,105
                                    6,951,000        Susa Partnership LP, 6.95% due 7/01/2006         7,524,200
                                                                                                   ------------
                                                                                                     28,510,122
---------------------------------------------------------------------------------------------------------------
Telecommunications--0.8%            5,000,000        Qwest Capital Funding,
                                                     5.875% due 8/03/2004                             3,250,000
                                    5,000,000        WorldCom, Inc., 0% due 4/01/2004                   800,000
                                                                                                   ------------
                                                                                                      4,050,000
---------------------------------------------------------------------------------------------------------------
                                                     Total Corporate Bonds & Notes
                                                     (Cost--$166,877,990)                           162,613,988
---------------------------------------------------------------------------------------------------------------


                  June 30, 2002 (25) Mercury Low Duration Fund

                                                                                   In U.S. Dollars
                            Face                                                   ---------------
                           Amount                       Investments                     Value
--------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES**--8.1%
==================================================================================================
Collateralized                           Fannie Mae:
Mortgage                 $   640,167           1993-6 S, 19.495% due 1/25/2008 (a)    $   743,202
Obligations--8.1%             30,000           1994-60 D, 7% due 4/25/2024                 31,123
                           1,500,258           1999-53 AT, 6% due 10/25/2013            1,529,325
                           2,750,000           G94-9 PH, 6.50% due 9/17/2021            2,906,218
                                         Freddie Mac:
                          20,000,000           6% (c)                                  20,437,020
                           4,000,000           E01009, 6.50% due 8/01/2016              4,151,986
                           6,000,000           E88102, 6.50% due 2/01/2017              6,226,126
                           1,191,087           1484-H, 6% due 11/15/2021                1,203,577
                              71,000           1617-D, 6.50% due 11/15/2023 (c)            71,758
                           4,000,000     Ginnie Mae, 2001-7 TV, 6% due 2/20/2025        4,086,250
                                                                                      -----------
                                                                                       41,386,585
-------------------------------------------------------------------------------------------------
Stripped                     346,476     Fannie Mae, 1998-48 CL,
Mortgage-Backed                          6.50% due 8/25/2028 (b)                            7,966
Securities--0.0%
-------------------------------------------------------------------------------------------------
                                         Total Government Agency Mortgage-Backed
                                         Securities (Cost--$41,012,880)                41,394,551
-------------------------------------------------------------------------------------------------

GOVERNMENT AGENCY OBLIGATIONS--6.3%
=================================================================================================
                           9,280,000     Federal Farm Credit Bank,
                                         5.15% due 3/05/2004                            9,586,732
                          11,000,000     Federal Home Loan Bank,
                                         5.25% due 2/13/2004                           11,401,500
                          11,360,000     Freddie Mac, 3.25% due 12/15/2003             11,493,491
-------------------------------------------------------------------------------------------------
                                         Total Government Agency Obligations
                                         (Cost--$31,965,733)                           32,481,723
-------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES**--17.7%
=================================================================================================
                           5,000,000     ABN AMRO Mortgage Corporation,
                                         2001-1A 1A3, 4.75% due 11/25/2031              5,137,030
                           5,000,000     ARNC Auto Owner Trust, 2001-A A3,
                                         3.76% due 10/17/2005                           5,073,088
                             184,648     Advanta Mortgage Loan Trust, 1998-2 A17,
                                         6.05% due 9/25/2018                              189,420
                             947,362     Asset-Backed Funding Certificates,
                                         1999-1 A2F, 7.641% due 10/25/2030                994,742
                           2,711,625     Banc of America Commercial Mortgage Inc.,
                                         2000-1 A1A, 7.109% due 11/15/2008              2,921,095
                                         Bank of America Mortgage Securities:
                           1,361,921           2000-A A-1, 6.948% due 1/25/2031 (a)     1,381,073
                           1,770,952           2001-B A2, 6.069% due 6/25/2031          1,780,084
                           5,000,000     CIT Equipment Collateral, 2002-VT1 A3,
                                         4.03% due 1/20/2006                            5,070,439


                  June 30, 2002 (26) Mercury Low Duration Fund

                                                                                        In U.S. Dollars
                            Face                                                        ---------------
                           Amount                       Investments                          Value
-------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (continued)
=======================================================================================================
                                         CS First Boston Mortgage
                                         Securities Corporation:
                         $ 5,643,334           1995-WF1 AX,
                                               1.338% due 12/21/2027 (a)(b)(c)              $    74,217
                           4,395,268           2001-CK6 A1, 4.393% due 7/15/2006              4,459,808
                                         Centex Home Equity:
                           3,296,000           2001-B A2, 5.35% due 10/25/2022                3,358,830
                           4,000,000           2001-C A2, 3.94% due 2/25/2025                 4,026,792
                           5,000,000     Chase Manhattan Auto Owner Trust, 2002-B,
                                         4.24% due 1/15/2009                                  5,018,293
                           1,343,618     CityScape Home Equity Loan Trust,
                                         1996-4 A10, 7.40% due 9/25/2027 (c)                  1,399,035
                             461,369     Countrywide Home Equity Loan Trust,
                                         1999-A, 2.159% due 4/15/2025 (a)                       461,144
                           2,571,701     Countrywide Home Loans, 2001-6 1A1,
                                         7% due 4/25/2031                                     2,622,724
                           5,000,000     Daimler Chrysler Auto Trust, 2001-D A4,
                                         3.78% due 2/06/2007                                  5,011,763
                                         Duck Auto Grantor Trust (c):
                           1,027,850           2000-B A, 7.26% due 5/15/2005                  1,029,777
                             495,986           2001-B A, 4.737% due 10/17/2005                  500,946
                           1,163,835     First Union NB-Bank of America Commercial
                                         Mortgage Trust, 2001-C1 A1,
                                         5.711% due 3/15/2033                                 1,158,016
                           5,000,000     GMAC Mortgage Corporation Loan Trust,
                                         2002-HE A2, 4.63% due 6/25/2027 (c)                  5,077,200
                           3,625,429     GS Mortgage Securities Corporation II,
                                         1998-C1 A1, 6.06% due 10/18/2030                     3,748,826
                             532,312     Green Tree Recreational, Equipment &
                                         Consumer Trust, 1996-C A1,
                                         2.08% due 10/15/2017                                   532,570
                           2,500,000     Harley-Davidson Motorcycle Trust, 2001-2 A2,
                                         4.72% due 6/15/2009                                  2,569,750
                           2,250,000     IndyMac Home Equity Loan Asset-Backed
                                         Trust, 2001-B AF3, 5.692% due 3/25/2027 (a)          2,288,672
                           5,000,000     John Deere Owner Trust, 2001-A A3,
                                         3.26% due 10/17/2005                                 5,030,290
                           2,590,000     M & I Auto Loan Trust, 2001-1 A4,
                                         4.97% due 3/20/2007                                  2,669,521
                           2,732,080     Nomura Asset Securities Corporation,
                                         1995-MD3 A1B, 8.15% due 3/04/2020                    2,974,215
                           6,595,000     PSE&G Transition Funding LLC, 2001-1 A2,
                                         5.74% due 3/15/2007                                  6,860,354
                                         Resolution Trust Corporation:
                           3,354,604           1994-C1 E, 8% due 6/25/2026                    3,354,604
                           1,582,981           1994-C1 F, 8% due 6/25/2026                    1,582,981


                  June 30, 2002 (27) Mercury Low Duration Fund

                                                                                        In U.S. Dollars
                            Face                                                        ---------------
                           Amount                       Investments                           Value
-------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (concluded)
=======================================================================================================
                         $ 2,000,000     USAA Auto Owner Trust, 2001-2 A3,
                                         3.20% due 2/15/2006                                $ 2,013,788
                             322,854     Walsh Acceptance, 1997-2 A,
                                         2.84% due 3/01/2027 (a)(c)                             193,712
-------------------------------------------------------------------------------------------------------
                                         Total Asset-Backed Securities
                                         (Cost--$90,168,550)                                 90,564,799
-------------------------------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED SECURITIES**--9.6%
=======================================================================================================
Collateralized               372,224     Blackrock Capital Finance LP, 1997-R2 AP,
Mortgage                                 1.097% due 12/25/2035 (a)(c)                           397,639
Obligations--9.5%            963,457     Chase Mortgage Finance Corporation,
                                         1998-S4 A3, 6.55% due 8/25/2028                        973,554
                             365,373     Citicorp Mortgage Securities, Inc.,
                                         1994-4 A6, 6% due 2/25/2009                            370,269
                               4,000     Countrywide Funding Corp., 1994-17, A9,
                                         8% due 7/25/2024                                         4,143
                               5,115     Countrywide Home Loans, 1998-3 A1,
                                         6.80% due 4/25/2028                                      5,185
                           5,545,611     GE Capital Mortgage Services, Inc.,
                                         1996-5 A4, 6.75% due 3/25/2011                       5,625,745
                             126,032     Housing Securities Inc., 1994-2 B1,
                                         6.50% due 7/25/2009                                     98,601
                           1,339,940     Ocwen Residential MBS Corporation,
                                         1998-R2 AP, 7.085% due 11/25/2034 (a)(c)             1,310,419
                           5,000,000     Permanent Financing PLC, 1 2A,
                                         4.20% due 6/10/2007                                  5,060,600
                           9,000,000     Residential Asset Mortgage Products, Inc.,
                                         2002-RZ1 A2, 4.30% due 4/25/2023                     9,092,176
                                         Residential Funding Mortgage Securities I:
                           5,057,055           2001-S15 A8, 6% due 7/25/2031                  5,109,497
                           3,694,113           2001-S24 A8, 5.50% due 10/25/2031              3,722,188
                             122,840     Salomon Brothers Mortgage Securities VI,
                                         1986-1 A, 6% due 12/25/2011                            125,782
                                         Structured Mortgage Asset Residential
                                         Trust:
                              11,574           1991-1H, 8.25% due 6/25/2022                      12,289
                              33,294           1992-3A AA, 8% due 10/25/2007                     34,862
                              34,333           1993-5A AA, 10.191% due 6/25/2024 (a)             36,914
                                         Washington Mutual:
                           1,900,000           2000-1 B1, 5.84% due 1/25/2040 (a)(c)          1,888,422
                           5,000,000           2002-AR4, 5.039% due 4/25/2032                 4,982,031
                           9,328,166     Wells Fargo Mortgage-Backed Securities Trust,
                                         2002-A A2, 5.90% due 3/25/2032                       9,546,150
                                                                                             ----------
                                                                                             48,396,466
-------------------------------------------------------------------------------------------------------


                  June 30, 2002 (28) Mercury Low Duration Fund

                                                                                      In U.S. Dollars
                            Face                                                      ---------------
                           Amount                       Investments                         Value
-----------------------------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED SECURITIES (concluded)
=====================================================================================================
Pass-Through             $   135,640     Citicorp Mortgage Securities, Inc., 1989-8 A1,
Securities--0.0%                         10.50% due 6/25/2019                             $   149,236
-----------------------------------------------------------------------------------------------------
Stripped                  26,784,881     Asset Securitization Corporation,
Mortgage-Backed                          1997-D5 ACS1, 2.091% due 2/14/2043 (a)(b)            223,539
Securities--0.1%          14,625,000     Saxon Asset Securities Trust, 2000-2 AIO,
                                         6% due 7/25/2030 (b)                                 342,773
                                                                                          -----------
                                                                                              566,312
-----------------------------------------------------------------------------------------------------
                                         Total Non-Agency Mortgage-Backed Securities
                                         (Cost--$48,794,016)                               49,112,014
-----------------------------------------------------------------------------------------------------


                             Shares
                              Held
-----------------------------------------------------------------------------------------------------

PREFERRED STOCK--0.2%
=====================================================================================================
                               1,500     Home Ownership Funding 2                             975,211
-----------------------------------------------------------------------------------------------------
                                         Total Preferred Stock (Cost--$1,500,000)             975,211
-----------------------------------------------------------------------------------------------------

                            Face
                           Amount
-----------------------------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS--13.6%
=====================================================================================================
                                         U.S. Treasury Notes:
                         $ 3,890,000        4.75% due 2/15/2004 (d)                         4,024,158
                          20,000,000        3.625% due 3/31/2004                           20,309,200
                          25,000,000        3.25% due 5/31/2004                            25,191,400
                          20,000,000        4.375% due 5/15/2007                           20,275,000
-----------------------------------------------------------------------------------------------------
                                         Total U.S. Treasury Obligations
                                         (Cost--$69,548,703)                               69,799,758
-----------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--15.1%
-----------------------------------------------------------------------------------------------------
Commercial                 1,450,000     AOL Time Warner, Inc., 1.97% due 7/11/2002         1,449,207
Paper*--8.1%              10,000,000     Amerada Hess Corporation,
                                         2.10% due 7/01/2002                               10,000,000
                           2,800,000     Dorada Finance Inc., 1.80% due 7/15/2002           2,797,676
                           5,731,000     Pearson Holdings, Inc., 2% due 7/08/2002           5,728,771
                           2,800,000     Pfizer Inc., 1.74% due 7/02/2002                   2,799,412
                          13,866,000     Phillips Petroleum Company,
                                         2% due 7/03/2002                                  13,864,459
                           2,093,000     Reed Elsevier Inc., 1.98% due 7/08/2002            2,092,194
                           2,800,000     Toyota Motor Credit Corp.,
                                         1.72% due 7/01/2002                                2,799,580
                                                                                           ----------
                                                                                           41,531,299
-----------------------------------------------------------------------------------------------------


                  June 30, 2002 (29) Mercury Low Duration Fund

SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                                                      In U.S. Dollars
                          Face                                                        ---------------
                         Amount                       Investments                          Value
-----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (concluded)
=====================================================================================================
U.S. Government         $36,000,0000    U.S. Treasury Bills, 1.87% due 11/29/2002        $ 35,746,308
Obligations*--
7.0%
-----------------------------------------------------------------------------------------------------
                                        Total Short-Term Investments
                                        (Cost--$77,250,652)                                77,277,607
                                        Total Investments
                                        (Cost--$527,118,524)--102.3%                      524,219,651
                                        Time Deposit--0.7%***                               3,308,496
                                        Unrealized Appreciation on Interest Rate
                                        Spreadlocks--0.0% (e)****                              10,810
                                        Liabilities in Excess of Other Assets--(3.0%)     (15,204,088)
                                                                                         ------------
                                        Net Assets--100.0%                               $512,334,869
                                                                                         ============
-----------------------------------------------------------------------------------------------------

 (a) Floating rate note.
 (b) Represents the interest only portion of a mortgage-backed obligation.
 (c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
 (d) All or a portion of security held as collateral in connection with open interest rate spreadlocks.
 (e) Restricted securities as to resale. The value of the Portfolio's investment in restricted securities was approximately $56,000, representing less than 0.1% of net assets.

--------------------------------------------------------------------------------
                             Acquisition
Issue                           Date                 Cost                 Value
--------------------------------------------------------------------------------

European Spreadlock           6/05/2002             $44,750              $55,560
--------------------------------------------------------------------------------
Total                                               $44,750              $55,560
                                                    =======              =======
--------------------------------------------------------------------------------

 (f) Mandatory Par Put Remarketed Securities (MOPPRS).
   * Commercial Paper and certain U.S. government obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
  ** Mortgage-Backed and Asset-Backed Securities are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.
 *** Time deposit bears interest at 0.77% and matures on 7/01/2002.
**** Interest rate spreadlocks purchased as of June 30, 2002 were as follows:

--------------------------------------------------------------------------------
Notional                                               Expiration
Par Value            Issue            Exchange             Date          Value
--------------------------------------------------------------------------------
$10,000,000         European      Over-the-Counter--     July 2002      $55,560
                   Spreadlock            Other
--------------------------------------------------------------------------------
Total Interest Rate Spreadlocks Purchased
(Total Contract Price--$44,750)                                         $55,560
                                                                        =======
--------------------------------------------------------------------------------

See Notes to Financial Statements.


                  June 30, 2002 (30) Mercury Low Duration Fund

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2002
--------------------------------------------------------------------------------

LOW DURATION MASTER PORTFOLIO
================================================================================

Assets:

Investments, at value (identified cost--$527,118,524)                   $ 524,219,651
Time deposit                                                                3,308,496
Unrealized appreciation on interest rate spreadlocks                           10,810
Cash                                                                              766
Receivables:
  Contributions                                         $  13,886,371
  Interest                                                  4,167,965
  Paydowns                                                    206,574      18,260,910
                                                        -------------
Prepaid expenses and other assets                                               1,437
                                                                        -------------
Total assets                                                              545,802,070
                                                                        -------------
-------------------------------------------------------------------------------------

Liabilities:

Payables:
  Securities purchased                                     23,594,687
  Withdrawals                                               9,724,927
  Investment adviser                                           74,018      33,393,632
                                                        -------------
Accrued expenses                                                               73,569
                                                                        -------------
Total liabilities                                                          33,467,201
                                                                        -------------
-------------------------------------------------------------------------------------

Net Assets:

Net assets                                                              $ 512,334,869
                                                                        =============
-------------------------------------------------------------------------------------

Net Assets Consist of:

Investors' capital                                                      $ 515,222,932
Unrealized depreciation on investments--net                                (2,888,063)
                                                                        -------------
Net assets                                                              $ 512,334,869
                                                                        =============
-------------------------------------------------------------------------------------

See Notes to Financial Statements.


                  June 30, 2002 (31) Mercury Low Duration Fund

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2002
--------------------------------------------------------------------------------

LOW DURATION MASTER PORTFOLIO
================================================================================

Investment Income:

Interest                                                                $ 17,902,164
Dividends                                                                    250,087
                                                                        ------------
Total income                                                              18,152,251
                                                                        ------------
------------------------------------------------------------------------------------

Expenses:

Investment advisory fees                                $    712,976
Accounting services                                          213,170
Professional fees                                             63,968
Custodian fees                                                23,005
Trustees' fees and expenses                                   19,069
Pricing fees                                                  16,547
Printing and shareholder reports                               4,839
Offering costs                                                 1,727
Other                                                         16,294
                                                        ------------
Total expenses                                                             1,071,595
                                                                        ------------
Investment income--net                                                    17,080,656
                                                                        ------------
------------------------------------------------------------------------------------

Realized & Unrealized Gain (Loss) on Investments &
Foreign Currency Transactions--Net:

Realized gain (loss) from:
  Investments--net                                         1,143,248
  Foreign currency transactions--net                        (228,857)        914,391
                                                        ------------
Change in unrealized appreciation/depreciation on
  investments--net                                                        (3,287,313)
                                                                        ------------
Total realized and unrealized loss on investments and
  foreign currency transactions--net                                      (2,372,922)
Net Increase in Net Assets Resulting from Operations                    $ 14,707,734
                                                                        ============
------------------------------------------------------------------------------------

See Notes to Financial Statements.


                  June 30, 2002 (32) Mercury Low Duration Fund

STATEMENTS OF CHANGES IN NET ASSETS

LOW DURATION MASTER PORTFOLIO
================================================================================

                                                                  For the        For the Period
                                                                Year Ended         October 6,
                                                                 June 30,           2000+ to
Increase in Net Assets:                                            2002           June 30, 2001
------------------------------------------------------------------------------------------------
Operations:

Investment income--net                                         $  17,080,656     $    15,857,263
Realized gain (loss) on investments and foreign
  currency transactions--net                                         914,391          (3,356,685)
Change in unrealized appreciation/depreciation on
  investments--net                                                (3,287,313)          5,905,623
                                                               ---------------------------------
Net increase in net assets resulting from operations              14,707,734          18,406,201
                                                               ---------------------------------
------------------------------------------------------------------------------------------------

Capital Transactions:

Proceeds from contributions                                      551,288,181         745,455,292
Fair value of withdrawals                                       (359,175,221)       (458,397,418)
                                                               ---------------------------------
Net increase in net assets derived from capital transactions     192,112,960         287,057,874
                                                               ---------------------------------
------------------------------------------------------------------------------------------------

Net Assets:

Total increase in net assets                                     206,820,694         305,464,075
Beginning of period                                              305,514,175              50,100
                                                               ---------------------------------
End of period                                                  $ 512,334,869     $   305,514,175
                                                               =================================
------------------------------------------------------------------------------------------------

+     Commencement of operations

      See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

LOW DURATION MASTER PORTFOLIO
================================================================================

The following ratios have been derived from information provided in the financial statements

                                                                  For the        For the Period
                                                                Year Ended         October 6,
                                                                 June 30,           2000+ to
                                                                    2002          June 30, 2001
------------------------------------------------------------------------------------------------
Total Investment Return:                                               5.59%                  --
                                                               =================================
------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses                                                                .32%                .30%*
                                                               =================================
Investment income--net                                                 5.03%               6.78%*
                                                               =================================
------------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)                       $     512,335     $       305,514
                                                               =================================
Portfolio turnover                                                    70.92%             192.04%
                                                               =================================
------------------------------------------------------------------------------------------------

*     Annualized.
+     Commencement of operations.

      See Notes to Financial Statements.


                   June 30, 2002 (33) Mercury Low Duration Fund

      NOTES TO FINANCIAL STATEMENTS

      LOW DURATION MASTER PORTFOLIO
      ==========================================================================

(1)   Significant Accounting Policies:

      Low Duration Master Portfolio ("the "Portfolio") is a fund of Fund Asset Management Master Trust (the "Master Trust"). The Master Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Portfolio.

      (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value, as determined in good faith by or under the direction of the Master Trust's Board of Trustees.

      (b) Derivative financial instruments--The Portfolio may engage in various portfolio investment techniques to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of investments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

      o Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


                   June 30, 2002 (34) Mercury Low Duration Fund

      o Interest rate spreadlocks--The Portfolio is authorized to enter into interest rate spreadlocks, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in the market value of a specified security, basket of securities or index in exchange for periodic payments based on a fixed or variable interest rate or the change in market value of a different security, basket of securities or index. Agreements may be used to obtain exposure to the underlying investments without taking physical custody of the securities in circumstances where direct investment is restricted by law or is otherwise impractical.

      (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

      (d) Income taxes--The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass through" entity, the Portfolio pays no income dividends or capital gains distributions. Therefore, no Federal income tax provision is required. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

      (e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(2)   Investment Advisory Agreement and Transactions with Affiliates:

      The Master Trust has entered into an Investment Advisory Agreement for the Portfolio with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

      FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee based upon the average daily value of the Portfolio's net assets at the annual rate of 0.21%.

      For the year ended June 30, 2002, the Portfolio paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, $2,948 for security price quotations to compute the net asset value of the Portfolio.


                   June 30, 2002 (35) Mercury Low Duration Fund

      NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

      For the year ended June 30, 2002, the Portfolio reimbursed FAM $20,959 for certain accounting services.

      Certain officers and/or trustees of the Master Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

(3)   Investments:

      Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2002 were $392,329,944 and $222,853,833, respectively.

      Net realized gains (losses) for the year ended June 30, 2002 and net unrealized gains (losses) as of June 30, 2002 were as follows:

                                                  Realized         Unrealized
                                               Gains (Losses)    Gains (Losses)
      -------------------------------------------------------------------------
      Long-term investments                    $    1,064,125    $   (2,925,828)
      Short-term investments                             (818)           26,955
      Interest rate spreadlocks                            --            10,810
      Financial futures contracts                      79,941                --
      Foreign currency transactions                  (228,857)               --
                                               --------------------------------
      Total investments                        $      914,391    $   (2,888,063)
                                               ================================
      -------------------------------------------------------------------------

      As of June 30, 2002, net unrealized depreciation for Federal income tax purposes aggregated $2,901,431, of which $5,497,692 related to appreciated securities and $8,399,123 related to depreciated securities. At June 30, 2002, the aggregate cost of investments for Federal income tax purposes was $527,121,082.

(4)   Short-Term Borrowings:

      The Master Trust on behalf of the Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund investor withdrawals and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Portfolio did not borrow under the credit agreement during the year ended June 30, 2002.


                  June 30, 2002 (36) Mercury Low Duration Fund

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of Fund Asset Management Master Trust and Investors of Low Duration Master Portfolio:

We have audited the accompanying statement of assets and liabilities of Low Duration Master Portfolio, including the schedule of investments, as of June 30, 2002, the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and for the period from October 6, 2000 (commencement of operations) to June 30, 2001. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Low Duration Master Portfolio at June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                        /s/ Ernst & Young LLP

MetroPark, New Jersey
August 20, 2002

                  June 30, 2002 (37) Mercury Low Duration Fund

OFFICERS AND TRUSTEES (UNAUDITED)

INTERESTED TRUSTEE
================================================================================

                                                                                                         Number of
                                                                                                       Portfolios in       Other
                          Position(s)     Length                                                        Fund Complex   Directorships
                          Held            of Time                                                        Overseen by      Held by
Name, Address & Age       with Fund       Served           Principal Occupation(s) During Past 5 Years     Trustee        Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K. Glenn*           President and   2001 to present  Chairman, Americas Region since                 117 Funds       None
P.O. Box 9011             Trustee                          2001, and Executive Vice President           169 Portfolios
Princeton, NJ 08543-9011                                   since 1983 of Fund Asset
Age: 61                                                    Management, L.P. ("FAM") and
                                                           Merrill Lynch Investment Managers,
                                                           L.P. ("MLIM"); President of Merrill
                                                           Lynch Mutual Funds since 1999;
                                                           President of FAM Distributors, Inc.
                                                           ("FAMD") since 1986 and Director
                                                           thereof since 1991; Executive Vice
                                                           President and Director of Princeton
                                                           Services, Inc. ("Princeton
                                                           Services") since 1993; President of
                                                           Princeton Administrators, L.P.
                                                           since 1988; Director of Financial
                                                           Data Services, Inc. since 1985.

--------------------------------------------------------------------------------
Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of Princeton Services; and President of Princeton Administrators, L.P. The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
================================================================================

                                                                                                   Number of
                                                                                                 Portfolios in    Other
                            Position(s)  Length                                                   Fund Complex    Directorships
                            Held         of Time           Principal Occupation(s) During Past     Overseen by    Held by
Name, Address & Age         with Fund    Served*           5 Years                                   Trustee      Trustee
------------------------------------------------------------------------------------------------------------------------------------
James H. Bodurtha           Trustee      2002 to present   Director and Executive Vice               39 Funds     Berkshire
P.O. Box 9011                                              President, The China Business           59 Portfolios  Holding
Princeton, NJ 08543-9011                                   Group, Inc. since 1996.                                Corporation
Age: 58
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills                  Trustee      2000 to present   Member of Committee on Investment         42 Funds     Duke Management
P.O. Box 9011                                              of Employee Benefit Assets of the       62 Portfolios  Company;
Princeton, NJ 08543-9011                                   Association for Financial                              Kimco Realty;
Age: 67                                                    Professionals since 1986.                              Montpelier
                                                                                                                  Foundation
------------------------------------------------------------------------------------------------------------------------------------
Herbert I. London           Trustee      2002 to present   John M. Olin Professor of                 39 Funds     None
P.O. Box 9011                                              Humanities, New York University         59 Portfolios
Princeton, NJ 08543-9011                                   since 1993.
Age: 62
------------------------------------------------------------------------------------------------------------------------------------
Andre F. Perold             Trustee      2002 to present   George Gund Professor of Finance          39 Funds     None
P.O. Box 9011                                              and Banking, Harvard School of          59 Portfolios
Princeton, NJ 08543-9011                                   Business since 2000; Finance Area
Age: 49                                                    Chair since 1996.
------------------------------------------------------------------------------------------------------------------------------------


               June 30, 2002 (38) & (39) Mercury Low Duration Fund

OFFICERS AND TRUSTEES (UNAUDITED)
(CONTINUED)

INDEPENDENT TRUSTEES (continued)
================================================================================

                                                                                                   Number of
                                                                                                 Portfolios in    Other
                            Position(s)  Length                                                   Fund Complex    Directorships
                            Held         of Time           Principal Occupation(s) During Past     Overseen by    Held by
Name, Address & Age         with Fund    Served*           5 Years                                   Trustee      Trustee
------------------------------------------------------------------------------------------------------------------------------------
Roberta Cooper Ramo         Trustee      2002 to present   Shareholder, Modrall, Sperling,           39 Funds     None
P.O. Box 9011                                              Roehl, Harris & Sisk, P.A. since       59 Portfolios
Princeton, NJ 08543-9011                                   1993.
Age: 59
------------------------------------------------------------------------------------------------------------------------------------
Robert S. Salomon, Jr.      Trustee      2002 to present   Principal of STI Management since         42 Funds     None
P.O. Box 9011                                              1994.                                  62 Portfolios
Princeton, NJ 08543-9011
Age: 65
------------------------------------------------------------------------------------------------------------------------------------
Melvin R. Seiden            Trustee      2002 to present   Director, Silbanc Properties, Ltd.        42 Funds     None
P.O. Box 9011                                              (real estate, investment and           62 Portfolios
Princeton, NJ 08543-9011                                   consulting) since 1987; Chairman
Age: 71                                                    and President of Seiden & de
                                                           Cuevas, Inc. (private investment
                                                           firm) from 1964 to 1987.
------------------------------------------------------------------------------------------------------------------------------------
Stephen B. Swensrud         Trustee      2002 to present   Chairman, Fernwood Advisors since         42 Funds     International
P.O. Box 9011                                              1996.                                  62 Portfolios   Mobile
Princeton, NJ 08543-9011                                                                                          Communications.
Age: 69                                                                                                           Inc.
------------------------------------------------------------------------------------------------------------------------------------
*     The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

FUND OFFICERS
================================================================================

                            Position(s)         Length
                            Held                of Time
Name, Address & Age         with Fund           Served*           Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke             Vice President      2000 to present   First Vice President of FAM and MLIM since 1997 and
P.O. Box 9011               and Treasurer                         Treasurer thereof since 1999; Senior Vice President and
Princeton, NJ 08543-9011                                          Treasurer of Princeton Services since 1999; Vice
Age: 42                                                           President of FAMD since 1999; Vice President of FAM and
                                                                  MLIM from 1990 to 1997; Director of Taxation of MLIM
                                                                  since 1990.
------------------------------------------------------------------------------------------------------------------------------------
Patrick Maldari             Portfolio Manager   2001 to present   Managing Director of Americas Fixed Income for Merrill
P.O. Box 9011                                                     Lynch Investment Managers since 2000; Director of
Princeton, NJ 08543-9011                                          Fixed-Income Institutional Business from 1997 to 2000.
Age: 40
------------------------------------------------------------------------------------------------------------------------------------
James J. Pagano             Portfolio Manager   2002 to present   Senior Fixed Income Analyst since 1998; Risk Manager
P.O. Box 9011                                                     from 1997 to 1998.
Princeton, NJ 08543-9011
Age: 39
------------------------------------------------------------------------------------------------------------------------------------


               June 30, 2002 (40) & (41) Mercury Low Duration Fund

OFFICERS AND TRUSTEES (UNAUDITED)
(CONCLUDED)

FUND OFFICERS (concluded)
================================================================================

                            Position(s)         Length
                            Held                of Time
Name, Address & Age         with Fund           Served*           Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Phillip S. Gillespie        Secretary           2001 to present   First Vice President of MLIM since 2001; Director of MLIM from
P.O. Box 9011                                                     2000 to 2001; Vice President of MLIM from 1999 to 2000;
Princeton, NJ 08543-9011                                          Attorney associated with MLIM since 1998; Assistant General
Age: 38                                                           Counsel of Chancellor LGT Asset Management Inc. from 1997 to
                                                                  1998; Senior Counsel and Attorney in the Division of
                                                                  Investment Management and the Office of General Counsel at the
                                                                  U.S. Securities and Exchange Commission from 1993 to 1997.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers of the Fund serve at the pleasure of the Board of Trustees.

Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-888-763-2260.

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 33246-6484
888-763-2260

Effective June 28, 2002, Mercury HW Funds changed its name to Mercury Funds II (the "Trust"). To contact the Trust, please call 1-888-763-2260.


               June 30, 2002 (42) & (43) Mercury Low Duration Fund

[LOGO] Merrill Lynch  Investment Managers

      MUTUAL            MANAGED            ALTERNATIVE           INSTITUTIONAL
      FUNDS             ACCOUNTS           INVESTMENTS          ASSET MANAGEMENT

                               [GRAPHIC OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Mercury Low Duration Fund of
Mercury Funds II
Box 9011
Princeton, NJ
08543-9011

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